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                                                                      EXHIBIT 32

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

         I, Robert J. Chaney, Chief Executive Officer, and I, John C. Barney, Chief Financial Officer, of UGI Utilities, Inc., a Pennsylvania corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *


CHIEF EXECUTIVE OFFICER                              CHIEF FINANCIAL OFFICER


/s/ Robert J. Chaney                                 /s/ John C. Barney
--------------------------                           ---------------------------
Robert J. Chaney                                     John C. Barney

Date:    August 14, 2003                             Date:    August 14, 2003



         A signed original of this written statement required by Section 906 has been provided to UGI Utilities, Inc. and will be retained by UGI Utilities, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.